Exhibit 10.1

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 9th day of October, 2009

AMONG:

          LITHIUM CORPORATION (formerly, Utalk Communications Inc.), a Nevada corporation, 9121 Atlanta Avenue, #314, Huntington Beach, CA 92646

          ("Pubco")

AND:

          NEVADA LITHIUM CORPORATION (formerly, Lithium Corporation), a Nevada corporation, 9443 Axlund Road, Lynden, Washington 98264

          ("Priveco")

AND:

          THE SHAREHOLDERS OF PRIVECO AS LISTED ON Schedule 1 ATTACHED HERETO

          (the "Selling Shareholders")

WHEREAS:

A. The Selling Shareholders are the registered and beneficial owners of all 12,350,000 issued and outstanding shares in the capital of Priveco;

B. Pubco has agreed to issue 12,350,000 post forward split common shares in the capital of Pubco as of the Closing Date, as defined herein, to the Selling Shareholders as consideration for the purchase by Pubco of all of the issued and outstanding common shares of Priveco held by the Selling Shareholders; and

C. Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Priveco held by the Selling Shareholders to Pubco in exchange for common shares of Pubco.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. DEFINITIONS

1.1 DEFINITIONS

The following terms have the following meanings, unless the context indicates otherwise:
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     (a)  "AGREEMENT" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

     (b) "CLOSING" shall mean the completion of the Transaction, in accordance with Section 0 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

     (c) "CLOSING DATE" shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Section 0 following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set out in Sections 0 and 0 respectively;

     (d) "CLOSING DOCUMENTS" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

     (e) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended;

     (f)  "GAAP"  shall  mean  United  States  generally   accepted   accounting
          principles applied in a manner consistent with prior periods;

     (g) "LIABILITIES" shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

     (h) "PRIVATE PLACEMENT" shall mean a private placement financing by Priveco for gross proceeds of $500,000, to be completed on or before the Closing Date, to consist of 2,000,000 Priveco Shares and 4,000,000 share purchase warrants (the "Priveco Warrants");

     (i)  "PRIVECO  SHARES" shall mean the  12,350,000  common shares of Priveco held by the Selling Shareholders, being all of the issued and outstanding common shares of Priveco beneficially held, either directly or indirectly, by the Selling Shareholders, including any shares issued pursuant to the Private Placement;

     (j) "PUBCO SHARES" shall mean the 12,350,000 fully paid and non-assessable (post Share Split) common shares of Pubco, to be issued to the Selling Shareholders by Pubco on the Closing Date;

     (k)  "SEC" shall mean the Securities and Exchange Commission;

     (l) "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended;

     (m) "SHARE SPLIT" shall mean a sixty for one forward split of Pubco's issued and outstanding common shares, to be completed on or before the Closing Date;

     (n) "TAXES" shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any

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          related charge or amount,  including  interest,  fines,  penalties and additions to tax, if any, arising out of tax assessments; and

     (o) "TRANSACTION" shall mean the purchase of the Priveco Shares by Pubco from the Selling Shareholders in consideration for the issuance of the Pubco Shares.

1.2 SCHEDULES

The following schedules are attached to and form part of this Agreement:

     Schedule 1   -  Selling Shareholders
     Schedule 1A  -  Execution Page for Selling Shareholders
     Schedule 2   -  US Securities Law Questionnaire
     Schedule 2A  -  Non-US Securities Law Questionnaire
     Schedule 3   -  Directors and Officers of Priveco
     Schedule 4   -  Directors and Officers of Pubco
     Schedule 5   -  Priveco Leases, Subleases, Claims, Capital Expenditures,
                     Taxes and Other Property Interests
     Schedule 6   -  Priveco Intellectual Property
     Schedule 7   -  Priveco Material Contracts
     Schedule 8   -  Priveco Employment Agreements and Arrangements

1.3 CURRENCY

All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2. THE OFFER, PURCHASE AND SALE OF SHARES

2.1 OFFER, PURCHASE AND SALE OF SHARES

Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to purchase from the Selling Shareholders all of the Priveco Shares held by the Selling Shareholders.

2.2 CONSIDERATION

As consideration for the sale of the Priveco Shares by the Selling Shareholders to Pubco, Pubco shall allot and issue the Pubco Shares to the Selling Shareholders in the amount set out opposite each Selling Shareholder's name in 0, certain Pubco Shares for the Priveco Shares held by each Selling Shareholder. The Selling Shareholders acknowledge and agree that the Pubco Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Shares issued on Closing will be endorsed with one of the following legend pursuant to the Securities Act in order to reflect the fact that the Pubco Shares will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

For Selling Shareholders not resident in the United States:

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          "THE SECURITIES  REPRESENTED  HEREBY HAVE BEEN OFFERED IN AN
          OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

          NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

For Selling Shareholders resident in the United States:

          "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

2.3 SHARE EXCHANGE PROCEDURE

Each Selling Shareholder may exchange his, her or its certificate representing the Priveco Shares by delivering such certificate to Pubco duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary

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stamps affixed thereto and with  appropriate  instructions to allow the transfer agent to issue certificates for the Pubco Shares to the holder thereof, together with:

     (a)  The execution page for the Selling  Shareholder in the form set out in
          Schedule 1A; and

     (b) the applicable Securities Law Questionnaire (the "QUESTIONNAIRE"), a copy of which is set out in Schedule 2 or Schedule 2A, as applicable.

2.4 FRACTIONAL SHARES

Notwithstanding any other provision of this Agreement, no certificate for fractional shares of the Pubco Shares will be issued in the Transaction. In lieu of any such fractional shares, if any of the Selling Shareholders would otherwise be entitled to receive a fraction of a share of the Pubco Shares upon surrender of certificates representing the Priveco Shares for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Pubco Shares and will receive from Pubco a stock certificate representing same.

2.5 CLOSING DATE

The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date, which shall occur within 45 days from the date hereof, subject to any extension by mutual agreement of the parties.

2.6 RESTRICTED SHARES

The Selling Shareholders acknowledge that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.7 EXEMPTIONS

The Selling Shareholders acknowledge that Pubco has advised such Selling Shareholders that Pubco is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the Pubco Shares under an exemption from the registration requirements of the Securities Act.

3. REPRESENTATIONS AND WARRANTIES OF PRIVECO

As of the Closing, Priveco and the Selling Shareholders, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1 ORGANIZATION AND GOOD STANDING

Priveco is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases

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property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.

3.2 AUTHORITY

Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "PRIVECO DOCUMENTS") to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby have been duly authorized by Priveco's board of directors. No other corporate or shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:

     (a)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,
          moratorium,   and  other   laws  of  general   application   affecting
          enforcement of creditors' rights generally;

     (b)  as  limited  by  laws  relating  to  the   availability   of  specific
          performance, injunctive relief, or other equitable remedies; and

     (c)  as limited by public policy.

3.3 CAPITALIZATION OF PRIVECO

The entire authorized capital stock and other equity securities of Priveco consists of 50,000,000 common shares (the "PRIVECO COMMON STOCK"). As of the date of this Agreement, there are 12,350,000 shares of Priveco Common Stock issued and outstanding. All of the issued and outstanding shares of Priveco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the State of Nevada. With the exception of the Priveco Warrants, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional common shares of Priveco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any common shares of Priveco Common Stock. There are no agreements purporting to restrict the transfer of the Priveco Common Stock, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the Priveco Common Stock.

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3.4 TITLE AND AUTHORITY OF SELLING SHAREHOLDERS

Each of the Selling Shareholders is and will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to all of the Priveco Common Stock held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Priveco Common Stock held by such Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non-assessable common shares in the capital of Priveco. Each of the Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Priveco Common Stock held by it.

3.5 SHAREHOLDERS OF PRIVECO COMMON STOCK

As of the Closing Date, 0 contains a true and complete list of the holders of all issued and outstanding shares of the Priveco Common Stock including each holder's name, address and number of Priveco Shares held.

3.6 DIRECTORS AND OFFICERS OF PRIVECO

The duly elected or appointed directors and the duly appointed officers of Priveco are as set out in Schedule 3.

3.7 CORPORATE RECORDS OF PRIVECO

The corporate records of Priveco, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Priveco is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Priveco.

3.8 NON-CONTRAVENTION

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

     (a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Priveco or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Priveco or any of its subsidiaries, or any of their respective material property or assets;

     (b) violate any provision of the Constitution, Articles of Association or any other constating documents of Priveco, any of its subsidiaries or any applicable laws; or

     (c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Priveco, any of its subsidiaries or any of their respective material property or assets.

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3.9 ACTIONS AND PROCEEDINGS

To the best knowledge of Priveco, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Priveco or which involves any of the business, or the properties or assets of Priveco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Priveco taken as a whole (a "PRIVECO MATERIAL ADVERSE EFFECT"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Priveco Material Adverse Effect.

3.10 COMPLIANCE

     (a) To the best knowledge of Priveco, Priveco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Priveco;

     (b) To the best knowledge of Priveco, Priveco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Priveco Material Adverse Effect;

     (c) Priveco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Priveco, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

     (d) Priveco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Priveco has not received any notice of any violation thereof, nor is Priveco aware of any valid basis therefore.

3.11 FILINGS, CONSENTS AND APPROVALS

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Priveco of the Transaction contemplated by this Agreement or to enable Pubco to continue to conduct Priveco's business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12 FINANCIAL REPRESENTATIONS

The audited balance sheet for Priveco for its fiscal year ended July 31, 2009, (the "PRIVECO ACCOUNTING DATE"), together with related statements of income, cash flows, and changes in shareholder's equity for such fiscal year then ended (collectively, the "PRIVECO FINANCIAL STATEMENTS") to be supplied on or before the Closing Date:

     (a)  are in accordance with the books and records of Priveco;

     (b) present fairly the financial condition of Priveco as of the respective dates indicated and the results of operations for such periods; and

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     (c)  have been prepared in accordance with GAAP.

Priveco has not received any advice or notification from its independent certified public accountants that Priveco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Priveco Financial Statements or the books and records of Priveco, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Priveco accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Priveco. Priveco has not engaged in any transaction, maintained any bank account, or used any funds of Priveco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Priveco.

3.13 ABSENCE OF UNDISCLOSED LIABILITIES

Priveco does not have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

     (a) are not set forth in the Priveco Financial Statements or have not heretofore been paid or discharged;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Priveco Financial Statements

3.14 TAX MATTERS

     (a)  As of the date hereof:

          (i) Priveco has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Priveco, and

          (ii) all such returns are true and correct in all material respects;

     (b) Priveco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Priveco Material Adverse Effect;

     (c) Priveco is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

     (d) all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

     (e) to the best knowledge of Priveco, the Priveco Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Priveco for the accounting period ended on the

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          Priveco  Accounting  Date or for any prior  period in  respect  of any transaction, event or omission occurring, or any profit earned, on or prior to the Priveco Accounting Date or for any profit earned by Priveco on or prior to the Priveco Accounting Date or for which Priveco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Priveco Financial Statements.

3.15 ABSENCE OF CHANGES

Since the Priveco Accounting Date, Priveco has not:

     (a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Priveco or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f)  suffered any damage,  destruction  or loss,  whether or not covered by
          insurance,   that  materially  and  adversely  effects  its  business,
          operations, assets, properties or prospects;

     (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

     (j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

     (k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

     (l)  agreed, whether in writing or orally, to do any of the foregoing.

3.16 ABSENCE OF CERTAIN CHANGES OR EVENTS

Since the Priveco Accounting Date, there has not been:

     (a)  a Priveco Material Adverse Effect; or

     (b) any material change by Priveco in its accounting methods, principles or practices.

3.17 SUBSIDIARIES

Priveco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.18 PERSONAL PROPERTY

Priveco possesses, and has good and marketable title of all property necessary for the continued operation of the business of Priveco as presently conducted and as represented to Pubco. All such property is used in the business of Priveco. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Priveco is owned by Priveco free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in 0.

3.19 INTELLECTUAL PROPERTY

     (a)  Intellectual Property Assets

          Priveco owns or holds an interest in all intellectual property assets necessary for the operation of the business of Priveco as it is currently conducted (collectively, the "INTELLECTUAL PROPERTY ASSETS"), including:

          (i)  all functional  business  names,  trading  names,  registered and
               unregistered   trademarks,   service  marks,   and   applications
               (collectively, the "MARKS");

          (ii) all  patents,  patent  applications,  and  inventions,   methods,
               processes and discoveries that may be patentable (collectively, the "PATENTS");

          (iii)all copyrights in both published works and unpublished works (collectively, the "COPYRIGHTS"); and

          (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by

               Priveco  as  licensee  or  licensor  (collectively,   the  "TRADE
               SECRETS").

     (b)  Agreements

          Schedule 6 contains a complete and accurate list and summary description, including any royalties paid or received by Priveco, of all contracts and agreements relating to the Intellectual Property Assets to which Priveco is a party or by which Priveco is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Priveco is the licensee. To the best knowledge of Priveco, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

     (c)  Intellectual Property and Know-How Necessary for the Business

          Except as set forth in Schedule 6, Priveco is the owner of all right, title, and interest in and to each of the Intellectual Property
          Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in Schedule 6, all former and current employees and contractors of Priveco have executed written contracts, agreements or other undertakings with Priveco that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Priveco. No employee, director, officer or shareholder of Priveco owns directly or indirectly in whole or in part, any Intellectual Property Asset which Priveco is presently using or which is necessary for the conduct of its business. To the best knowledge of Priveco, no employee or contractor of Priveco has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Priveco.

     (d)  Patents

          Except as set out in Schedule 6, Priveco does not hold any right, title or interest in and to any Patent and Priveco has not filed any patent application with any third party. To the best knowledge of Priveco, none of the products manufactured and sold, nor any process or know-how used, by Priveco infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

     (e)  Trademarks

          Except as set out in Schedule 6, Priveco does not hold any right, title or interest in and to any Mark and Priveco has not registered or filed any application to register any Mark with any third party. To the best knowledge of Priveco, none of the Marks, if any, used by Priveco infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (f)  Copyrights

          Schedule 6 contains a complete and accurate list and summary description of all Copyrights. Priveco is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the best knowledge of Priveco, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

     (g)  Trade Secrets

          Priveco has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Priveco has good title and an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Priveco, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Priveco. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.20 INSURANCE

The products sold by and the assets owned by Priveco are not insured under any policies of general product liability or other forms of insurance consistent with prudent business practices. No such policies are in effect.

3.21 EMPLOYEES AND CONSULTANTS

All employees and consultants of Priveco have been paid all salaries, wages, income and any other sum due and owing to them by Priveco, as at the end of the most recent completed pay period. Priveco is not aware of any labor conflict with any employees that might reasonably be expected to have a Priveco Material Adverse Effect. To the best knowledge of Priveco, no employee of Priveco is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Priveco or any other nature of the business conducted or to be conducted by Priveco.

3.22 REAL PROPERTY

Priveco does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the "LEASES") to which Priveco is a party or is bound, as set out in 0, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Priveco pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Priveco has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.23 MATERIAL CONTRACTS AND TRANSACTIONS

Schedule 7 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Priveco is a party (each, a "CONTRACT"). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Priveco under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Priveco. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.24 CERTAIN TRANSACTIONS

Priveco is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.25 NO BROKERS

Priveco has not incurred any independent obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

3.26 COMPLETENESS OF DISCLOSURE

No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4. REPRESENTATIONS AND WARRANTIES OF PUBCO

As of the Closing, Pubco represents and warrants to Priveco and the Selling Shareholders and acknowledges that Priveco and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or the Selling Shareholders, as follows:

4.1 ORGANIZATION AND GOOD STANDING

Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

4.2 AUTHORITY

Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "PUBCO DOCUMENTS") to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

     (a)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,
          moratorium,   and  other   laws  of  general   application   affecting
          enforcement of creditors' rights generally;

     (b)  as  limited  by  laws  relating  to  the   availability   of  specific
          performance, injunctive relief, or other equitable remedies; and

     (c)  as limited by public policy.

4.3 CAPITALIZATION OF PUBCO

The  entire  authorized  capital  stock and  other  equity  securities  of Pubco consists of 75,000,000 shares of common stock with a par value of $0.001 (the "PUBCO COMMON STOCK"). As of the Closing Date, there are to be 48,200,000 shares of Pubco Common Stock issued and outstanding, after giving effect to the Share Split and the share cancelation required herein. All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock.

4.4 DIRECTORS AND OFFICERS OF PUBCO

The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on 0.

4.5 CORPORATE RECORDS OF PUBCO

The corporate records of Pubco, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6 NON-CONTRAVENTION

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

     (a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

     (b) violate any provision of the applicable incorporation or charter documents of Pubco; or

     (c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7 VALIDITY OF PUBCO COMMON STOCK ISSUABLE UPON THE TRANSACTION

The Pubco Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8 ACTIONS AND PROCEEDINGS

To the best knowledge of Pubco, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco which involves any of the business, or the properties or assets of Pubco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a "PUBCO MATERIAL ADVERSE EFFECT"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pubco Material Adverse Effect.

4.9 COMPLIANCE

     (a) To the best knowledge of Pubco, Pubco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pubco;

     (b) To the best knowledge of Pubco, Pubco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

     (c) Pubco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

     (d) Pubco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Pubco has not received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

4.10 FILINGS, CONSENTS AND APPROVALS

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11 SEC FILINGS

Pubco has furnished or made available to Priveco and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Pubco with the SEC (collectively, and as such documents have since the time of their filing been amended, the "PUBCO SEC DOCUMENTS"). As of their respective dates, the Pubco SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Pubco SEC Documents. The Pubco SEC Documents constitute all of the documents and reports that Pubco was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

4.12 FINANCIAL REPRESENTATIONS

Included with the Pubco SEC Documents are true, correct, and complete copies of audited balance sheets for Pubco dated as of December 31, 2008, and unaudited balance sheets for Pubco dated as of June 30, 2009 (the "PUBCO ACCOUNTING DATE"), together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year and interim period then ended (collectively, the "PUBCO FINANCIAL STATEMENTS"). The Pubco Financial
Statements:

     (a)  are in accordance with the books and records of Pubco;

     (b) present fairly the financial condition of Pubco as of the respective dates indicated and the results of operations for such periods; and

     (c)  have been prepared in accordance with GAAP.

Pubco has not received any advice or notification from its independent certified public accountants that Pubco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Pubco Financial Statements or the books and records of Pubco, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Pubco accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Pubco. Pubco has not engaged in any transaction, maintained any bank account, or used any funds of Pubco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Pubco.

4.13 ABSENCE OF UNDISCLOSED LIABILITIES

Pubco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

     (a) are not set forth in the Pubco Financial Statements or have not heretofore been paid or discharged;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Pubco Financial Statements.

4.14 TAX MATTERS

     (a)  As of the date hereof:

          (i) Pubco has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

          (ii) all such returns are true and correct in all material respects;

     (b) Pubco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

     (c) Pubco is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

     (d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

     (e) To the best knowledge of Pubco, the Pubco Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Pubco for the accounting period ended on the Pubco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Pubco Accounting Date or for any profit earned by Pubco on or prior to the Pubco Accounting Date or for which Pubco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Pubco Financial Statements.

4.15 ABSENCE OF CHANGES

Since the Pubco Accounting Date, except as disclosed in the Public SEC Documents and except as contemplated in this Agreement, Pubco has not:

     (a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any material fixed assets or properties;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f)  suffered any damage,  destruction  or loss,  whether or not covered by
          insurance,   that  materially  and  adversely  effects  its  business,
          operations, assets, properties or prospects;

     (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

     (j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

     (k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

     (l)  agreed, whether in writing or orally, to do any of the foregoing.

4.16 ABSENCE OF CERTAIN CHANGES OR EVENTS

Since the Pubco Accounting Date, except as and to the extent disclosed in the Pubco SEC Documents, there has not been:

     (a)  a Pubco Material Adverse Effect; or

     (b) any material change by Pubco in its accounting methods, principles or practices.

4.17 SUBSIDIARIES

Pubco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations, except as disclosed in the Pubco SEC Documents.

4.18 PERSONAL PROPERTY

There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco, except as disclosed in the Pubco SEC Documents.

4.19 EMPLOYEES AND CONSULTANTS

Pubco does not have any employees or consultants, except as disclosed in the Pubco SEC Documents.

4.20 MATERIAL CONTRACTS AND TRANSACTIONS

Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except as disclosed in writing to Priveco or as disclosed in the Pubco SEC Documents.

4.21 NO BROKERS

Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

4.22 INTERNAL ACCOUNTING CONTROLS

Pubco maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Pubco's certifying officers have evaluated the effectiveness of Pubco's controls and procedures as of end of the filing period prior to the filing date of the Form 10-QSB for the quarter ended December 31, 2007 (such date, the "Evaluation Date"). Pubco presented in its most recently filed Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Pubco's internal controls (as such term is defined in Item 307 of Regulation S-B under the Exchange Act) or, to Pubco's knowledge, in other factors that could significantly affect Pubco's internal controls.

4.23 LISTING AND MAINTENANCE REQUIREMENTS

Pubco is currently quoted on the OTC Bulletin Board and has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or the NASD or any trading market on which Pubco's common stock is or has been listed or quoted to the effect that Pubco is not in compliance with the quoting, listing or maintenance requirements of the OTCBB or such other trading market.

4.24 APPLICATION OF TAKEOVER PROTECTIONS

Pubco and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Pubco's certificate or articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Pubco as a result of the transactions under this Agreement or the exercise of any rights pursuant to this Agreement.

4.25 NO LIABILITIES

Upon Closing, Pubco shall have no direct, indirect or contingent liabilities outstanding that exceed $10,000.

4.26 COMPLETENESS OF DISCLOSURE

No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Priveco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5. CLOSING CONDITIONS

5.1 CONDITIONS PRECEDENT TO CLOSING BY PUBCO

The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with
Section 0. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

     (a)  Representations and Warranties

          The representations and warranties of Priveco and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco will have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct.

     (b)  Performance

          All of the covenants and obligations that Priveco and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (c)  Transaction Documents

          This Agreement, the Priveco Documents, the Priveco Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco.

     (d)  Third Party Consents

          Pubco will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Pubco.

     (e)  No Material Adverse Change

          No Priveco Material Adverse Effect will have occurred since the date of this Agreement.

     (f)  No Action

          No suit, action, or proceeding will be pending or threatened which would:

          (i) prevent the consummation of any of the transactions contemplated by this Agreement; or

          (ii) cause the Transaction to be rescinded following consummation.

     (g)  Private Placement and Outstanding Shares

          Priveco shall have completed the Private Placement and will have no more than 12,350,000 shares of Priveco Common Stock issued and outstanding on the Closing Date.

     (h)  Delivery of Financial Statements

          Priveco will have delivered to Pubco the Priveco Financial Statements, which financial statements will include audited financial statements for Priveco's two fiscal years, prepared in accordance with GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

     (i)  Due Diligence Review of Financial Statements

          Pubco and its accountants will be reasonably  satisfied with their due
          diligence   investigation   and  review  of  the   Priveco   Financial
          Statements.

     (j)  Due Diligence Generally

          Pubco and its solicitors will be reasonably satisfied with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

          (i) materials, documents and information in the possession and control of Priveco and the Selling Shareholders which are reasonably germane to the Transaction;

          (ii) a physical inspection of the assets of Priveco by Pubco or its representatives; and

          (iii) title to the material assets of Priveco.

     (k)  Compliance with Securities Laws

          Pubco will have received evidence satisfactory to Pubco that the Pubco Shares issuable in the Transaction will be issuable:

          (i) without registration pursuant to the Securities Act in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and/or Regulation D; and

          (ii) in  reliance   upon  an  exemption   from  the   prospectus   and
               registration requirements of any other applicable securities legislation.

          In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of Pubco Shares to each Selling Shareholder, Priveco will deliver to Pubco on Closing, a US Securities Law Questionnaire, as applicable, duly executed by each Selling Shareholder.

5.2 CONDITIONS PRECEDENT TO CLOSING BY PRIVECO

The obligation of Priveco and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 0. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and the Selling Shareholders and may be waived by Priveco and the Selling Shareholders in their discretion.

     (a)  Representations and Warranties

          The representations and warranties of Pubco set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

     (b)  Performance

          All of the covenants and obligations that Pubco are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

     (c)  Transaction Documents

          This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.

     (d)  Third Party Consents

          Priveco will have received from Pubco duly executed copies of all third-party consents, permits, authorisations and approvals of any public, regulatory (including the SEC) or governmental body or authority or person or entity contemplated by this Agreement, in the form and substance reasonably satisfactory to Priveco.

     (e)  No Material Adverse Change

          No Pubco Material Adverse Effect will have occurred since the date of this Agreement.

     (f)  No Action

          No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

          (i) prevent the consummation of any of the transactions contemplated by this Agreement; or

          (ii) cause the Transaction to be rescinded following consummation.

     (g)  Outstanding Shares

          On the Closing Date, Pubco will have no more than 48,200,000 common shares issued and outstanding in the capital of Pubco, following the Share Split and the cancellation of 220,000,000 post Share Split restricted shares of common stock.

     (h)  Share Split

          On or before the Closing Date, the Share Split and Private Placement shall be effective and have closed.

     (i)  Public Market

          On the Closing Date, the shares of Pubco Common Stock will be quoted on the National Association of Securities Dealers, Inc.'s OTC Bulletin Board.

     (j)  Due Diligence Review of Financial Statements

          Priveco and its accountants will be reasonably satisfied with their due diligence investigation and review of the Pubco Financial Statements, the Pubco SEC Documents, and the contents thereof, prepared in accordance with GAAP.

     (k)  Due Diligence Generally

          Priveco will be reasonably satisfied with their due diligence investigation of Pubco that is reasonable and customary in a
          transaction  of  a  similar  nature  to  that   contemplated   by  the
          Transaction.

6. ADDITIONAL COVENANTS OF THE PARTIES

6.1 NOTIFICATION OF FINANCIAL LIABILITIES

Priveco will immediately notify Pubco in accordance with Section 0 hereof, if Priveco receives any advice or notification from its independent certified public accounts that Priveco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Priveco, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2 ACCESS AND INVESTIGATION

Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will, and will cause each of their respective representatives to:

     (a) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

     (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

     (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3 CONFIDENTIALITY

All information regarding the business of Priveco including, without limitation, financial information that Priveco provides to Pubco during Pubco's due diligence investigation of Priveco will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco's professional accounting and legal advisors) without the prior written consent of Priveco. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Priveco, Pubco will immediately return to Priveco (or as directed by Priveco) any information received regarding Priveco's business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to Priveco during its due diligence investigation of Pubco will be kept in strict confidence by Priveco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Priveco or disclosed to any third party (other than Priveco's professional accounting and legal advisors) without Pubco's prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, Priveco will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco's business.

6.4 NOTIFICATION

Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5 EXCLUSIVITY

Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Priveco and Pubco will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Priveco or Pubco, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6 CONDUCT OF PRIVECO AND PUBCO BUSINESS PRIOR TO CLOSING

From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.7 CERTAIN ACTS PROHIBITED - PRIVECO

Except  as  expressly   contemplated  by  this  Agreement  or  for  purposes  in
furtherance of this Agreement, between the date of this Agreement and the Closing Date, Priveco will not, without the prior written consent of Pubco:

     (a) amend its Constitution, Articles of Association or other incorporation documents;

     (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business;

     (c) dispose of or contract to dispose of any Priveco property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

     (d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Priveco Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

     (e)  not:

          (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Priveco Common Stock, or

          (ii) split, combine or reclassify any Priveco Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Priveco Common Stock; or

     (f) not materially increase benefits or compensation expenses of Priveco, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8 CERTAIN ACTS PROHIBITED - PUBCO

Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:

     (a)  incur  any   liability  or   obligation  or  encumber  or  permit  the
          encumbrance of any properties or assets of Pubco except in the ordinary course of business consistent with past practice;

     (b) dispose of or contract to dispose of any Pubco property or assets except in the ordinary course of business consistent with past practice;

     (c) declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock; or

     (d) materially increase benefits or compensation expenses of Pubco, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

6.9 PUBLIC ANNOUNCEMENTS

Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required by the disclosure obligation imposed on Pubco or Priveco or their respective affiliates under rules or regulations of any stock exchange or laws of any jurisdiction.

7. CLOSING

7.1 CLOSING

The Closing shall take place on the Closing Date at the offices of the lawyers for Pubco or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party's respective legal counsel.

7.2 CLOSING DELIVERIES OF PRIVECO AND THE SELLING SHAREHOLDERS

At Closing, Priveco and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Priveco evidencing approval of this Agreement and the Transaction;

     (b) if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

     (c)  share  certificates  representing  the  Priveco  Shares as required by
          Section 0 of this Agreement, if such have been issued;

     (d)  confirmation of cancellation of the Priveco Warrants;

     (e) certificates and other documents required by Sections 0 and 0 of this Agreement; and

     (f) the Priveco Documents, the Priveco Financial Statements and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction.

7.3 CLOSING DELIVERIES OF PUBCO

At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;

     (b) all certificates and other documents required by Section 0 of this Agreement, including confirmation of the share cancellation required pursuant to Section 5.2(g);

     (c) deliver or cause to be delivered the share certificates representing the Pubco Shares and warrant certificates to replace the Priveco Warrants on identical terms; and

     (d) the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction.

8. TERMINATION

8.1 TERMINATION

This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

     (a)  mutual agreement of Pubco and Priveco;

     (b) Pubco, if there has been a material breach by Priveco or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by Priveco or the Selling Shareholders that by its nature cannot be cured);

     (c) Priveco, if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given by Priveco (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);

     (d) Pubco or Priveco, if the Transaction contemplated by this Agreement has not been consummated prior to 45 days after the date hereof, unless the parties hereto agree to extend such date in writing; or

     (e) Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2 EFFECT OF TERMINATION

In the event of the termination of this Agreement as provided in Section 0, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9. INDEMNIFICATION, REMEDIES, SURVIVAL

9.1 CERTAIN DEFINITIONS

For the purposes of this Article 0 the terms "LOSS" and "LOSSES" mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco including damages for lost profits or lost business opportunities.

9.2 AGREEMENT OF PRIVECO TO INDEMNIFY

Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

     (a) the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or

     (b) the breach or partial breach by Priveco of any covenant or agreement of Priveco made in or pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3 AGREEMENT OF THE SELLING SHAREHOLDERS TO INDEMNIFY

The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

     (a)  any breach by the Selling Shareholders of Section 0 of this Agreement;
          or

     (b) any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the Questionnaires executed by each Selling Shareholder as part of the share exchange procedure detailed in Section 0 of this Agreement.

9.4 AGREEMENT OF PUBCO TO INDEMNIFY

Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

     (a) the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

     (b) the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10. MISCELLANEOUS PROVISIONS

10.1 EFFECTIVENESS OF REPRESENTATIONS; SURVIVAL

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

10.2 FURTHER ASSURANCES

Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3 AMENDMENT

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4 EXPENSES

Pubco will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Pubco and Priveco will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

10.5 ENTIRE AGREEMENT

This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6 NOTICES

All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Priveco or any of the Selling Shareholders:

     NEVADA LITHIUM CORPORATION
     9443 Axlund Road,
     Lynden, Washington 98264

     Attention: John Hiner
     Telephone: 360- 318- 8352

     If to Pubco:

     LITHIUM CORPORATION
     9121 Atlanta Avenue,
      #314 Huntington Beach, CA 98264

     Attention: Tom Lewis
     Telephone: 509-723-1268
     Facsimile: 509-536-2067

     With a copy (which will not constitute notice) to:

     W.L. MACDONALD LAW CORPORATION Suite 1210 - 777 Hornby Street Vancouver, British Columbia Canada V6Z 1S4

     Attention: William L. Macdonald
     Telephone: (604) 689-1022
     Facsimile: (604) 681-4760

All such notices and other communications will be deemed to have been received:

     (a)  in the case of personal delivery, on the date of such delivery;

     (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

     (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

     (d)  in the case of mailing, on the fifth business day following mailing.

10.7 HEADINGS

The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8 BENEFITS

This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9 ASSIGNMENT

This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10 GOVERNING LAW

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

10.11 CONSTRUCTION

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12 GENDER

All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13 BUSINESS DAYS

If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Nevada, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14 COUNTERPARTS

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.15 FAX EXECUTION

This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

10.16 SCHEDULES AND EXHIBITS

The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LITHIUM CORPORATION


Per: /s/ Tom Lewis
    ----------------------------------
    Authorized Signatory
    Name:  Tom Lewis
    Title: President

NEVADA LITHIUM CORPORATION


Per: /s/ John Hiner
    ----------------------------------
    Authorized Signatory
    Name:  John Hiner
    Title: President

                                   SCHEDULE 1

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


                            THE SELLING SHAREHOLDERS

                                        Number of             Total Number of
                                      Priveco Shares            Pubco Shares
                                       Held before            to be issued by
Shareholder's Name                       Closing              Pubco on Closing
------------------                       -------              ----------------

John E. Hiner                          10,000,000               10,000,000

Banque SCS Alliance S.A.                1,000,000                1,000,000

Banque SCS Alliance S.A.                1,000,000                1,000,000
Nevada Alaska Mining Co.
Robert Craig
Barbara Anne Craig
Elizabeth Dickman                         350,000                  350,000

TOTAL                                  12,350,000               12,350,000

                                   SCHEDULE 1A

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
         SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS _____ day of ______________, 2009, BY:


----------------------------------------------------
(Name of Subscriber - Please type or print)

----------------------------------------------------
(Signature and, if applicable, Office)

----------------------------------------------------
(Address of Subscriber)

----------------------------------------------------
(City, State or Province, Postal Code of Subscriber)

----------------------------------------------------
(Country of Subscriber)

----------------------------------------------------
(Telephone number of Subscriber)

----------------------------------------------------
(Social Security/Insurance No. of Subscriber)

                                   SCHEDULE 2

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT

                        U.S. SECURITIES LAW QUESTIONNAIRE

The following questionnaire is to be completed by you (the "Subscriber") in furtherance of a proposed investment in Utalk Communcations Inc. ("Utalk"), as described in the Agreement attached hereto, dated October 9, 2009, pursuant to which the Subscriber has agreed to acquire certain shares of common stock (the "Securities") from Utalk. This questionnaire will be relied upon by Utalk to complete the transactions contemplated in the Agreement.

1. If not a resident in the United States, the Subscriber covenants, represents and warrants to Utalk that:

     (a) the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

     (b)  the Subscriber is not a U.S. Person;

     (c) the Subscriber is resident in the jurisdiction set out on the signature page of this Agreement;

     (d) the sale of the Securities to the Subscriber as contemplated in the Letter Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

     (e) the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the United States or to U.S. Persons;

     (f) the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such SECURITIES; and

     (g) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the SECURITIES.

2. If resident in the United States, the Subscriber covenants, represents and warrants to Utalk that:

     (a)  the Subscriber is a U.S. Person;

     (b) the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

     (c) the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the SECURITIES ACT OF 1933 (the "1933 Act") and any applicable State securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under this 1933 Act;

     (d) the Subscriber satisfies one or more of the categories indicated below (please check the appropriate box):

          [ ]   Category 1    An organization  described in Section 501(c)(3) of
                              the  United  States   Internal   Revenue  Code,  a
                              corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

          [ ]   Category 2    A natural person whose  individual  net worth,  or
                              joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

          [ ]   Category 3    A natural  person who had an individual  income in
                              excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          [ ]   Category 4    A "bank" as defined under Section (3)(a)(2) of the
                              1933 Act or savings and loan  association or other
                              institution  as defined in Section  3(a)(5)(A)  of
                              the 1933 Act acting in its individual or fiduciary
                              capacity;  a broker dealer registered  pursuant to
                              Section 15 of the SECURITIES  EXCHANGE ACT OF 1934
                              (United States);  an insurance  company as defined
                              in Section  2(13) of the 1933 Act;  an  investment
                              company  registered  under the INVESTMENT  COMPANY
                              ACT  OF  1940   (United   States)  or  a  business
                              development company as defined in Section 2(a)(48)
                              of such Act; a Small Business  Investment  Company
                              licensed by the U.S. Small Business Administration
                              under Section  301(c) or (d) of the SMALL BUSINESS
                              INVESTMENT  ACT OF 1958  (United  States);  a plan
                              with   total   assets  in  excess  of   $5,000,000
                              established and maintained by a state, a political
                              subdivision    thereof,    or   an    agency    or
                              instrumentality   of  a  state   or  a   political
                              subdivision   thereof,  for  the  benefit  of  its
                              employees; an employee benefit plan within the meaning of the EMPLOYEE RETIREMENT INCOME SECURITY
                              ACT OF 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

          [ ]   Category 5    A private business  development company as defined
                              in Section  202(a)(22) of the INVESTMENT  ADVISERS
                              ACT OF 1940 (United States);

          [ ]   Category 6    A director or executive officer of Utalk;

          [ ]   Category  7   A trust with total assets in excess of $5,000,000,
                              not formed for the  specific  purpose of acquiring
                              the  Securities,  whose  purchase is directed by a
                              sophisticated   person   as   described   in  Rule
                              506(b)(2)(ii) under the 1933 Act; or

          [ ]   Category  8   An  entity  in  which  all  of the  equity  owners
                              satisfy the requirements of one or more of the foregoing categories; and

     (e) the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of __________________, 2009.

If a Corporation, Partnership
or Other Entity:                          If an Individual:


--------------------------------------    --------------------------------------
Print or Type Name of Entity              Signature


--------------------------------------    --------------------------------------
Signature of Authorized Signatory         Print or Type Name


--------------------------------------    --------------------------------------
Type of Entity                            Social Security/Tax I.D. No.

                                   SCHEDULE 2A

        TO THE SHARE EXCHANGE AGREEMENT AMONG UTALK COMMUNICATIONS INC.,
           NEVADA LITHIUM CORPORATION AND THE SELLING SHAREHOLDERS AS
                                 SET OUT IN THE
                            SHARE EXCHANGE AGREEMENT

                       CERTIFICATE OF NON-U.S. SHAREHOLDER
                                       OF
                            UTALK COMMUNICATIONS INC.

In connection with the issuance of common stock (the "Pubco Shares" and, together with the Pubco Shares, the "Pubco Securities") of Utalk Communications Inc., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated October 9, 2009 (the "Agreement"), among Pubco, Nevada Lithium Corporation., a company incorporated pursuant to the laws of the State of Nevada ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Securities have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the undersigned understands and agrees that offers and sales of any of the Pubco Securities prior to the expiration of a period of one year after the date of original issuance of the Pubco Securities (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in
     Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the undersigned understands and agrees not to engage in any hedging transactions involving any of the Pubco Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the undersigned is acquiring the Pubco Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Securities in the United States or to U.S. Persons;

6. the undersigned has not acquired the Pubco Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Securities; provided, however, that the undersigned may sell or otherwise dispose of the Pubco Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. the undersigned has not undertaken, and will have no obligation, to register any of the Pubco Securities under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholders contained in the Agreement and those of the undersigned contained in this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholders and/or the undersigned not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Securities and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. none of the Pubco Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

12. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Securities;

13. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Securities;

14. the Pubco Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

15. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

16. the undersigned understands and agrees that the Pubco Securities will bear the following legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

     NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

17. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date:__________________________________________, 2009


--------------------------------------
Signature


--------------------------------------
Print Name


--------------------------------------
Title (if applicable)


--------------------------------------
Address

--------------------------------------

                                   SCHEDULE 3

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


                        DIRECTORS AND OFFICERS OF PRIVECO

DIRECTORS:

John Hiner

OFFICERS:

John Hiner

                                   SCHEDULE 4

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


                         DIRECTORS AND OFFICERS OF PUBCO

DIRECTORS:

Mazen Hleiss
Tom Lewis

OFFICERS:

Tom Lewis

                                   SCHEDULE 5

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


            PRIVECO LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
                       TAXES AND OTHER PROPERTY INTERESTS


None (see schedule 7)

                                   SCHEDULE 6

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


                          PRIVECO INTELLECTUAL PROPERTY

None

                                   SCHEDULE 7

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


                           PRIVECO MATERIAL CONTRACTS

       Document Name               Date            Parties                     Subject Matter / Related Document
       -------------               ----            -------                     ---------------------------------
1. Lease Purchase Agreement   June 1, 2009      Nevada Lithium                 Acquisition of lease interest in
                                                Corporation (formerly          certain mining claims in Esmeralda
                                                Lithium Corporation) and       County, Nevada
                                                certain sellers

2. Letter of Intent           March 16, 2009    Nevada Lithium                 Acquisition of lease interest in
                                                Corporation (formerly          certain mining claims in Nevada
                                                Lithium Corporation) and
                                                Cerro Rico Ventures LLC

                                   SCHEDULE 8

                         TO THE SHARE EXCHANGE AGREEMENT
       AMONG UTALK COMMUNICATIONS INC., NEVADA LITHIUM CORPORATION AND THE
        SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT


                 PRIVECO EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

None